CONFIDENTIAL TREATMENT REQUESTED

PATENT PURCHASE AGREEMENT

This PATENT PURCHASE AGREEMENT (hereinafter referred to as “Agreement”) is entered into and effective as of October 21, 2013 (hereinafter referred to as “Effective Date”), by and between Panasonic Corporation, a Japanese corporation having a principal place of business at 1006 Oaza Kadoma, Kadoma-shi, Osaka 571-8501, Japan (hereinafter referred to as “Seller”) and Inventergy, Inc., a Delaware corporation with a business address at 19925 Stevens Creek Boulevard, Suite 100, Cupertino, California 95014, USA (hereinafter referred to as “Buyer”). Hereinafter, Seller and Buyer are each referred to as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, Panasonic owns certain Patent Assets (as defined below in Section 1) and now desires to assign and transfer to Buyer its right, title and interest in and to the Patent Assets; and

WHEREAS, Buyer wishes to purchase from Seller the right, title, and interest in such Patent Assets, with a grant-back license from Buyer to Seller of such Patent Assets;

NOW THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and agreements contained in this Agreement, the Parties hereby agree as follows:

SECTION 1

DEFINITIONS

(a) “Affiliate(s)” shall mean any legally recognizable entity which is Controlled by Party, or which Controls the Party, or which is in common Control with Party. An entity shall be deemed as Party’s Affiliate(s) only so long as such Control exists.

(b) “Agreement” has the meaning defined in the first paragraph of this Agreement.

(c) “Appendix Patents” has the meaning defined in Section 1(v) of this Agreement.

(d) “Buyer” has the meaning defined in the first paragraph of this Agreement.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(e) “Continuing Licenses” has the meaning defined in Section 8.4 of this Agreement.

(f) “Control” means direct or indirect (i) ownership of more than fifty percent (50%) of the outstanding shares representing the right to vote for members of the board of directors or other managing officers of such entity, or (ii) for an entity that does not have outstanding shares, more than fifty percent (50%) of the ownership interest representing the right to make decisions for such entity.

(g) “Deducted Costs” has the meaning defined in Section 1 (q) of this Agreement.

(h) “Effective Date” has the meaning defined in the first paragraph of this Agreement..

(i) “Encumbrances/Prior Licenses” has the meaning defined in Section 8.3 of this Agreement.

(j) “Governmental Entity” shall mean any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency commission or subdivision thereof, including but not limited to the U.S. Patent and Trademark Office, the European Patent Office and the Japan Patent Office.

(k) “Grant-Back” has the meaning defined in Section 2.5 of this Agreement.

(l) “Gross Revenue” shall mean total income and revenue obtained by Buyer in relation to Buyer’s commercialization activities for Patent Assets, including but not limited to the licensing, selling or other monetization of any of the Patent Assets.

(m) “Guaranteed Payments” has the meaning defined in Section 3.4 of this Agreement.

(n) “Guaranteed Payment Date” has the meaning defined in Section 3.4 of this Agreement.

(o) “Licensed Products” means any product, process, method or service which would infringe or prima facie infringe, directly or indirectly, any claim of the Patent Assets.

(p) “LICENSEE” has the meaning defined in Section 8.3 (b) of this Agreement.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(q) “Net Revenue” shall mean all proceeds, income, payments and revenues obtained (actually received as cash) by Buyer during the term of this Agreement and/or after its termination in relation to Buyer’s commercialization activities for Patent Assets, including but not limited to the licensing, selling, or other monetization of any of the Patent Assets, after deducting from Gross Revenue: (1) any governmental taxes including withholding taxes, (2) any reimbursement to its licensees due to overpayments from such licensees to Buyer; and (3) any and all accrued litigation related third party invoiced expenses (preparation, execution or contingency fee payments) (hereinafter, such deducted costs shall be referred to as “Deducted Costs”). In any event, the accrued Deducted Costs deducted from Gross Revenue to yield a particular quarterly Net Revenue shall not exceed more than * percent (*%) of the Gross Revenue applicable to that particular quarterly Net Revenue, but any excess accrued Deducted Costs may be applied to subsequent Net Revenue. For the avoidance of doubt, Buyer is solely liable for any third party litigation related costs and negotiation related costs. None of Buyer’s internal costs of operation, including but not limited to any costs associated with the commercialization of the Patent Assets and Buyer’s internal costs associated with litigation in support of commercialization efforts, shall be deducted in Net Revenue calculations. For the avoidance of doubt, Net Revenue does not encompass any receipts by Buyer due to general corporate financing, whether equity or debt, or money or other value received as part of changes of control, mergers or acquisitions of substantially all the assets of Buyer, its successor or assigns, or similar general corporate transactions.

(r) “Net Revenue Share” has the meaning defined in Section 3.2 of this Agreement.

(s) “New Owner” has the meaning defined in Section 3.4 of this Agreement.

(t) “Parties” has the meaning defined in the first paragraph of this Agreement.

(u) “Party” has the meaning defined in the first paragraph of this Agreement.

(v) “Patent Assets” shall mean those patents and pending patent applications of Seller as listed in Appendix A (hereinafter, referred to as “Appendix Patents”) and all of their related families, including all counterpart patents and applications, in any geography or jurisdiction, pending patent applications and lapsed or otherwise abandoned patents or patent applications which: (a) claim priority to the Appendix Patents, or (b) to which the Appendix Patents claimed priority (hereinafter, referred to as “Priority Patents”), or (c) which claim priority to the Priority Patents (“Subsequent Patents”). For the purpose of clarity, any patents or patent applications which are subject to a terminal disclaimer with regard to Appendix Patents, Priority Patents or Subsequent Patents are included in Patent Assets. For the avoidance of doubt, Patent Assets includes any and all continuations, divisionals, reissues, reexaminations, or other similar refiling or additional filing of a patent application for claims based upon embodiments contained in the specifications of any of the patents and patent applications listed in Appendix A and (ii) rights to apply in any or all countries of the world for patents, certificates of invention or utility models related to any of the patents and patent applications listed in Appendix A.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(w) “Payment Date” shall mean the actual day, no later than thirty (30) calendar days from the Effective Date, on which Buyer effects transfer of the Up-front Payment set forth in Section 3.1 hereof to Seller.

(x) “Person” means any individual, corporation, partnership, firm, association, trust, unincorporated organization or other entity, as well as any syndicate or group of any of the foregoing.

(y) “Priority Patents” has the meaning defined in Section 1 (v) of this Agreement.

(z) “Prior Renewable Licenses” has the meaning defined in Section 8.3 (d) of this Agreement.

(aa) “Prior SiproLAB Licensees” has the meaning defined in Section 8.3 (c) of this Agreement.

(bb) “Purpose Related to Weapons” has the meaning defined in Section 9.14 of this Agreement.

(cc) “*” has the meaning defined in Section 8.3 (b) of this Agreement.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(dd) “Quarterly Payment Date” shall mean a day no later than sixty (60) calendar days after each end of the quarter of the calendar year.

(ee) “Renewing Licensees” has the meaning defined in Section 8.3 (d) of this Agreement.

(ff) “Seller” has the meaning defined in the first paragraph of this Agreement.

(gg) “Settled Third Party” has the meaning defined in Section 4.3 (a) of this Agreement.

(hh) “SiproLAB License(s)” has the meaning defined in Section 8.3 (c) of this Agreement.

(ii) “SiproLAB Patents” has the meaning defined in Section 8.3 (c) of this Agreement.

(jj) “Standstill Agreement” has the meaning defined in Section 9.15 of this Agreement. ]

(kk) “Subsequent Patents” has the meaning defined in Section 1 (v) of this Agreement.

(ll) “Transfer Documents” mean patent transfer documents, in the form of Appendix B or in a form drafted by Buyer and approved by Seller, suitable for filing with the relevant Governmental Entity in each jurisdiction where the Patent Assets issue from or have been filed, as the case may be, in each case to record the change of ownership of the Patent Assets from Seller to Buyer.

(mm) “Transferees” has the meaning defined in Section 8.4 of this Agreement.

(nn) “Trigger Date” has the meaning defined in Section 4.2 of this Agreement.

(oo) “Up-front Payment” has the meaning defined in Section 3.1 of this Agreement.

(pp) “SSO” shall mean any standard setting organization or other entity that seeks to develop or establish technology standards including, but not limited to, ETSI, and ARIB.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(qq) “SSO Commitments” shall mean the covenants, promises, declarations and other undertakings, such as Fair, Reasonable, and Non-Discriminatory (FRAND) commitment, made or committed to by Seller to any SSO relating to any of the Patent Assets, whether explicit or implicit, pursuant to the membership agreement, bylaws or policies of such SSO.

SECTION 2

TRANSFER OF PATENTS AND LICENSE OF PATENT PORTFOLIO

2.1	Assignment of Patent Assets. In consideration of, and subject to, the payments set forth in Section 3 hereof, Seller hereby irrevocably sells, transfers, conveys and assigns to Buyer, and Buyer shall acquire from Seller the right, title and interest in and to all the Patent Assets. Seller further transfers and assigns to Buyer all causes of action, rights, and remedies arising under any such Patent Assets prior to, on or after the Effective Date of this Agreement and all claims for damages by reason of past, present or future infringement or other unauthorized use of such Patent Assets. The sale, assignment, transfer and conveyance in this Section 2.1 is subject to (a) any Encumbrances/Prior Licenses provided in Section 8.3, (b) the Grant-Back provided in Section 2.5, (c) all SSO Commitments, and (d) Panasonic’s reservation of the right to collect royalties for Encumbrances/Prior Licenses as described in Section 8.3 (c).

2.2	Delivery and Recordation.

(a)	Transfer Documents. Seller shall execute and deliver to Buyer the Transfer Documents via mail no later than fourteen (14) days after receipt of the Up-Front Payment. For the sake of clarity, the Parties agree and understand that Appendix B is only for the purpose of recording a conveyance instrument with relevant patent offices, and under no circumstance shall be used to create or change in any way the rights and obligations of either Parties set forth in this Agreement, and that in all events the terms and conditions of this Agreement shall control.

(b)	Additional Documents. After the receipt of the Up-Front Payment, and within a reasonable time after the request of Buyer and at Buyer’s expense, Seller shall execute all documents and instruments prepared by the Buyer, and shall do all lawful acts, in each case as is necessary to prefect Buyer’s right, title and interest in and to such Patent Assets and recordation thereof, provided that Buyer shall provide Seller with any documents requiring Seller’s signature, suitable for recording, having terms and conditions acceptable to Seller and substantially similar to Appendix B except for any additional or different terms and conditions that would be legally necessary in patent assignments in the subject jurisdiction. Buyer shall provide Seller with an English translation of each such document (except documents written in Japanese) concurrently therewith.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(c)	Fee for Recordation. Except as expressly set forth in this Agreement, Buyer shall be solely responsible for all actions and all costs whatsoever, including but not limited to taxes, attorney’s fees and patent office fees in any jurisdiction, associated with the perfection of the Buyer’s right, title and interest in and to each Patent Assets and recordation thereof. Buyer agrees to compensate Seller for any out-of-pocket costs in relation to such recordation, if any.

2.3	Modifications. To the extent that either Party discovers any patent should be included or upon finding any typographical errors or omissions on Appendix A (including pending, granted or lapsed family members of the Patent Assets as defined by Section 1 (v)), upon the consent of both Parties, Appendix A shall be amended accordingly to include such patent or fix such typographical errors or omissions, without further consideration, and Appendix A as amended shall become part of this Agreement.

2.4	Information Necessary for Reward. Buyer shall provide Seller with any information which is necessary for Seller to perform its legal or contractual obligations to the inventor(s) of the Patent Assets (i.e., reasonable reward) which arise in connection with the assignment of the Patent Assets. For the avoidance of doubt, Buyer is not responsible for any payment or out-of-pocket expenses associated with any such “reasonable reward” to inventor(s), or other similar inventor-compensation in any country.

2.5	Grant-Back.
(a)	Buyer, on behalf of itself and its Affiliates, grants to Seller and its Affiliates and subcontractors, a non-exclusive, non-assignable, non-transferable (except as expressly set forth in this Section 2.5 below), non-sub-licensable (except as expressly set forth in this Section 2.5 below), perpetual (both prospective and retroactive), irrevocable, worldwide, fully paid-up and royalty-free license and release (hereinafter referred to as “Grant-Back”) under all current and future issued Patent Assets to make, have made, use, offer to sell, sell, lease, import, export or otherwise dispose of any Licensed Products. The license granted to Seller shall include the right to grant sublicenses of the same or lesser scope to any third party as required of the Seller under the Encumbrances/Prior Licenses as described in Sections 8.3 (c) and 8.3 (d). In the event of any change of control or sale of any of Seller’s and/or its Affiliate’s business or assets which enjoy this Grant-Back, the Grant-Back hereunder shall extend for the benefit of the acquirer and continue in effect as to any of that buyer’s products and services which are substantially the same as the Licensed Products and/or any derivative products and/or services thereof of such sold business as at the time of the change of control or sale. Nothing in this Agreement shall be deemed to obligate Buyer to file, maintain, or prosecute any patent or patent application included in or with respect to the Patent Assets.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(b)	Seller reserves and retains, for the benefit of itself and its Affiliates and its and their successors and assigns, * as described in Section 8.3 (c).

SECTION 3

CONSIDERATION

3.1	Up-front Payment. As consideration for the Patent Assets and Seller’s full performance of its obligations under this Agreement, Buyer shall pay Seller * (*) * US Dollars as an up-front, one-time, non-refundable payment (hereinafter referred to as “Up-front Payment”) subject to any required withholding taxes per Section 3.5, to be paid by telegraphic transfer to the bank account specified in Section 3.3 hereof by the Payment Date.

3.2	Net Revenue Share. Buyer shall pay to Seller * percent (*%) of Net Revenue as a net revenue share (hereinafter referred to as “Net Revenue Share”) quarterly by the Quarterly Payment Date subject to any required withholding taxes per Section 3.5, to be paid by telegraphic transfer to the bank account specified in Section 3.3 hereof. No later than thirty (30) days after the end of March, June, September, and December of any calendar year during which Net Revenue is obtained by the Buyer, Buyer shall report the Net Revenue Share and related evidence information thereto, including but not limited to, the Gross Revenue, the Deducted Costs, the Net Revenue Share and the list of Patent Assets which were used for Buyer’s commercialization activities, which support the amount of the Net Revenue Share to Seller.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3.3	Payment Method. Any payment due from Buyer to Seller under this Agreement shall be in United States Dollars (US Dollars) to the following bank account, and notice of the payment shall be sent on the date of the payment by buyer to Seller’s address as set forth in Section 9:

Bank Name: * Corporation Branch Name: * Bank Address: * Accountholder: * Account Number: * Swift Code: *

3.4	Guaranteed Payments. Buyer shall pay Seller a minimum of * (*) million US Dollars during the * (*) * (beginning *), * (*) million US Dollars during the * (*) *, and * (*) * US Dollars during the * (*) * following the * as a * (“Guaranteed Payments”) by or before the * for the * (*) * of such * (hereinafter referred to as “Guaranteed Payment Date”). In the event that the total accrued amount of Net Revenue Share of * (*) and * (*) * for each * (*), * (*), and * (*) * is less than the respective Guaranteed Payments for that *, Buyer shall pay the difference between such total accrued amount of Net Revenue Share of the * (*) and * (*)* and the Guaranteed Payments of such * in order to satisfy the Guaranteed Payment of such * by the Guaranteed Payment Date. For purpose of clarity, in the event Buyer paid to Seller the difference between such total accrued amount of Net Revenue Share of the * (*) and * (*)* and the Guaranteed Payments due in such *, the Net Revenue Share of the * (*) and * (*)* due in such * shall be reduced in aggregate by the amount of such difference paid by Buyer. For the avoidance of doubt, in the event the total accrued amount of Net Revenue Share of * (*) and * (*)* for the * (*),* (*), and * (*)*is equal to or more than the respective Guaranteed Payments for that *, Buyer is not required to make any additional Guaranteed Payments for that * in order to satisfy its Guaranteed Payments obligation. Buyer agrees that the Guaranteed Payments shall be due irrespective of any change in the status of the Patent Assets or the rights Buyer enjoys with respect thereto, including but not limited to any transfer, assignment, or abandonment of any right, title and/or interest in and to the Patent Assets by Buyer during the term of this Agreement, except for termination of this Agreement pursuant to Section 4.2 hereof. For the purpose of clarity, the sale of any or all the Patent Assets to a new owner (“New Owner”) on or prior to the end of the * (*)* does not relieve Buyer of its obligation to pay Seller any outstanding balance(s) of the Guaranteed Payments and of any further Net Revenue Share payments for, e.g., installment sale payments by a New Owner paid to Buyer as part of such sale (to the extent they exceed the Guaranteed Payments), but it does relieve any such New Owner of any obligations to pay any Net Revenue Share or Guaranteed Payments to Seller.. In such an event of a sale of any or all of the Patent Assets on or prior to the end of the * (*)*, Buyer shall still pay the Guaranteed Payments due in the * by or before the end of that respective * (s) (i.e., if a sale of all the Patent Asserts occurs in the * (*)*, Buyer shall still pay to Seller the Guaranteed Payments of * (*)* US Dollars in the * (*)*,* (*)* US Dollars in the * (*)* and * (*)* US Dollars in the * (*)*.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3.5	Taxes. Buyer is responsible to pay in the first instance for all applicable and not exempt withholding or similar taxes with regard to the Patent Assets or the future revenue share reflecting income or other taxes. If so required by applicable law and not exempt subject to applicable bilateral tax treaties (e.g. tax treaties between the US and Japan), Buyer shall withhold the amount of taxes levied on Up-front Payment, Guaranteed Payments, and Net Revenue Share stated above, and shall promptly make payment of the withheld amount to the appropriate tax authorities and shall transmit to Seller both the balance of the Up-front Payment, Guaranteed Payments, and/or Net Revenue Share less such taxes, as well as official tax receipts or other evidence issued by said appropriate tax authorities sufficient to enable Seller to support a claim for tax credit in respect to such withheld taxes so paid by Buyer. Buyer shall be responsible for taking all appropriate or required procedures therefore and consistent with the Tax Treaty between the United States of America and Japan, including but not limited to obtaining and submitting any necessary documents, such as Form W-8BEN to the relevant tax authorities as may be needed to avoid such deduction or withholding. Upon Buyer’s request, Seller shall cooperate in providing such any necessary documents or related information. In the event Buyer should receive a rebate, refund, credit, or other reimbursement of taxes paid above, Buyer shall promptly notify and pay to Seller any such amount received. Buyer shall timely and fully cooperate with Seller in preparation of any documentation required by the appropriate tax authorities, including providing Buyer with a signed original of any application form and/or attachments as required by the appropriate tax authorities. Parties will agree upon a reasonable mechanism for initial and ongoing payments, net of any required withholding taxes, and agree to work collaboratively to minimize any such required taxes. Buyer is responsible for its own liability for income tax on income received from the monetization of the Patent Assets.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3.6	Failure of Payment. Notwithstanding anything herein to the contrary, if Buyer fails to make the payments set forth in Section 3.1, 3.2, and/or 3.4 by the respective Payment Date, Quarterly Payment Date, and/or Guaranteed Payment Date, Seller will charge a late fee of the lesser of a) * and a * percent (*%) per month and b) the maximum rate allowable by applicable law on any balance remaining unpaid for more than thirty (30) days from the each payment due date stipulated in this Agreement, and Buyer shall pay such late fee.

3.7	Costs and Expenses for Commercialization. Buyer shall solely be responsible for all commercialization activities for Patent Assets assigned by Seller as well as costs and expenses regarding the Patent Assets, including any governmental assignment procedure, and on-going prosecution and maintenance costs thereof. Buyer shall have sole responsibility for selection of counsel and other supporting consultants and resources for such commercialization activities.

3.8	Audit. Buyer shall keep detailed and accurate records with respect to the accounting under Section 3 of this Agreement in order to enable Seller to verify that it has received the proper payment due under Section 3 hereof. Buyer shall retain such records for at least five (5) years from the date of any payment made by Buyer to Seller under this Agreement. Once annually, Seller shall have the right through the use of independent certified accountants to make an audit during normal business hours, of such records. Buyer shall promptly correct any errors or omissions disclosed by such audit and shall promptly pay amounts determined to be owed, if any. Seller shall be responsible for all its costs of any such audit unless such audit reveals an underpayment by Buyer of at least five percent (5%) for the audited period. In the event of such underpayment, Buyer shall reimburse Seller for the cost of the audit.

SECTION 4

TERMS AND TERMINATION

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4.1	Term. Unless earlier terminated in accordance with the terms and conditions of this Agreement, this Agreement and the rights and obligations granted herein will continue in effect from the Effective Date until fifteen (15) years after the last expiration date of the Patent Assets.

4.2	Termination and *of Patent Assets. In the event the Guaranteed Payments of each * (*)* (*) and * (*) * are not paid by Buyer by their respective Guaranteed Payment Dates under this Agreement, and Buyer fails to cure the payment of a particular unpaid Guaranteed Payment of such * by * of the next * (hereinafter referred to as a “Trigger Date”), Seller shall have an option to terminate this Agreement and * the Patent Assets owned by Buyer (subject to the rights which Buyer has already granted to any Settled Third Party as defined in Section 4.3 (a) below) at a “*”. In no event, shall the “*” for * the Patent Assets be * than the * of (i) * (*)* US Dollars, or (ii) the total accrued payments of *, *, and * paid by Buyer up to the date when Seller exercises the option set forth in this Section 4.2 hereof. Notwithstanding the foregoing, if Buyer becomes a public company with a NASDAQ listing and the market capitalization of Buyer exceeds the amount of unpaid and due * which have triggered Seller’s option to terminate this Agreement and * the Patent Assets by the Trigger Date, Seller may not exercise its option to terminate this Agreement and * Patent Assets. Further, if Buyer’s total accrued payments of *, *, and * paid to Seller by the Trigger Date set forth in this Section 4.2 hereof exceeds * (*)* US Dollars, Seller has no further option to terminate this Agreement and * the Patent Assets.

4.3	Effect of Termination.
(a)	If Seller exercises its option to terminate this Agreement and * the Patent Assets under Section 4.2 hereof, Seller will grant Buyer a * to any *that has already * with Buyer * to the Patent Assets * (hereinafter, such * shall be referred to as a “*”), and Buyer shall pay to Seller any amount of Net Revenue Share (including the future Net Revenue Share which will be obtained after the termination date) for amounts which Buyer had settled or agreed with, and received from, such Settled Third Party.

(b)	Within sixty (60) days after the date of termination, Buyer shall render a report and pay all accrued amounts owing under Section 3 of this Agreement to Seller. For the avoidance of doubt, Buyer shall continue to pay to Seller any amount of Net Revenue Share (including the future Net Revenue Share which will be obtained after the termination date) which Buyer has settled or agreed with any Settled Third Party with respect to Buyer’s commercialization activities on or before the termination date of this Agreement.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(c)	Seller shall retain the right to conduct a post-termination audit in accordance with Section 3.8 hereof, and Buyer shall retain books and records as required until after such audit and any subsequent dispute arising from such audit.

4.4	Survival Terms. Upon termination of this Agreement for any reason, Section 1 (DEFINITIONS), Section 2.5 (Grant-Back), Section 3 (CONSIDERATION), Section 4.3 (Effect of Termination), Section 5 (REPRESENTATION AND WARRANTIES OF SELLER), Section 6 (REPRESENTATION AND WARRANTIES OF BUYER), Section 8.1 (Patent Licensing and Assertions), Section 8.3 (Continuation of Encumbrances/Prior Licenses), Section 8.4 (Continuation of Grant-Back relating to Subsequent Transfer), and Section 9 (MISCELLANEOUS) shall survive.

SECTION 5

REPRESENTATION AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer as of the Effective Date as follows:

5.1	Corporate Organization. Seller is a corporation duly organized, validly existing and in good standing under the respective laws of its jurisdiction of incorporation, is duly qualified and is in good standing under the laws of each jurisdiction in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified. Seller has full corporate power and authority to carry on its business as now being conducted.

5.2	Authority. Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Seller and the performance by Seller of its obligations hereunder have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, subject to applicable laws affecting creditors’ rights generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.3	No Conflict. The execution and delivery of this Agreement and the performance of the obligations of Seller hereunder will not violate or be in conflict with any provision of law, any order, rule or regulation of any court or other agency of government, or any provision of Seller’s articles of incorporation or bylaws. No consent, approval or authorization of or declaration or filing with any Governmental Entity or other person or entity on the part of Seller is required in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

5.4	Title. Seller has good and marketable title to the Patent Assets, including all rights, title, and interest in the Patent Assets and the right to sue for past, present, or future infringement thereof. Seller has obtained and properly recorded previously executed assignments for the Patent Assets as necessary or desirable to fully perfect its rights and title therein in accordance with or as permitted by the law of any applicable country.

5.5	As of the Effective Date, to the knowledge of Seller, there has been no litigation or suit filed and/or pending, or written assertion by a third party, (i) by or against Seller concerning the ownership, validity, registrability, enforceability, infringement or use of any Patent Assets, or (ii) contesting or challenging the ownership, validity, registrability or enforceability of Seller’s right to use any Patent Assets. As of the Effective Date, to the knowledge of Seller, none of the Patent Assets has ever been found invalid, unpatentable, or unenforceable for any reason in any third party-initiated administrative, arbitration, judicial or other proceeding. As of the Effective Date, to the knowledge of Seller, none of the Patent Assets has been or is currently involved in any reexamination, reissue, interpartes review, interference proceeding, or any similar proceeding except as noted in Appendix C, and no such proceedings are pending or threatened. Seller has not improperly paid any “small entity” fees to the United States Patent and Trademark Office for any Patent Assets.

5.6	Seller also represents to Buyer that based only on a good faith search of Seller’s corporate patent licensing database using the list of entity names set forth in Appendix D, neither Seller nor any of its Affiliates, as of the Effective Date, has executed a patent license or patent non-assertion agreement with any of the entities identified in Appendix D under which Seller expressly granted a license or covenant not to sue under the Patent Assets to such entities. For clarity, this representation does not apply to any license or covenant not to sue (i) that arises by operation of law or equity, by implication, through exhaustion, or based on similar legal theories, (ii) to any entity in its capacity as a direct or indirect customer or supplier of a third party (including any customer or supplier of a third party) to which Seller or any of its Affiliates has expressly granted a license or covenant not to sue, (iii) based on the sale or other transfer of products or services (including the sale or other transfer of products or services by a third party to which Seller or any of its Affiliates has expressly granted a license or covenant not to sue), (iv) granted by or through a third party, including but not limited to grants from or through a standards setting organization, supplier or customer, or other third party, or (v) based on or associated with development, services or technology license agreements.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.7	Warranty Disclaimer. EXCEPT AS OTHERWISE PROVIDED HEREIN, SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE PATENT ASSETS AND PATENT ASSETS ARE SOLD ON A STRICTLY “AS IS” BASIS. FOR THE AVOIDANCE OF DOUBT, SELLER MAKES NO WARRANTY OR REPRESENTATIONS OF (i) MERCHANTABILITY OR FINTESS FOR A PARTICULAR PURPOSE, OR (ii) REGARDING THE VALIDITY AND ENFORCEABILITY OF PATENT ASSETS. SELLER MAKES NO OTHER REPRESENTATIONS, WARRANTIES, OR COVENANTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION, WARRANTY, OR COVENANT THAT THE PRACTICE OF ANY INVENTION CLAIMED IN AN PATENT ASSETS WILL NOT INFRINGE ANY OTHER PATENT THAT IS OR WAS AT THE TIME OWNED BY SELLER, NOR SHALL SELLER HAVE ANY LIABILITY WITH RESPECT TO INFRINGEMENT BY BUYER OF PATENTS OR OTHER RIGHTS OF THIRD PARTIES.

SECTION 6

REPRESENTATION AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as of the Effective Date as follows:

6.1	Corporate Organization. Buyer is a corporation duly organized, validly existing and, to the extent applicable, in good standing under its respective laws of its incorporation, is duly qualified and, to the extent applicable, is in good standing under the laws of each jurisdiction in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified. Buyer has full corporate power and authority to carry on its business as now being conducted.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

6.2	Authority. Buyer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Buyer and the performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, subject to applicable laws affecting creditors’ rights generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity.

6.3	No Conflict. The execution and delivery of this Agreement and the performance of the obligations of Buyer hereunder will not violate or be in conflict with any provision of law, any order, rule or regulation of any Governmental Entity, or any provision of Buyer’s certificate of incorporation or bylaws. No consent, approval or authorization of or declaration or filing with any Governmental Entity or other person or entity on the part of Buyer is required in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

16

CONFIDENTIAL TREATMENT REQUESTED

SECTION 7

OTHER COVENANTS OF SELLER

7.1	Cooperation; No Future Responsibility. Seller shall have no responsibility for any action or proceeding relating to any of the Patent Assets which is commenced on or after the Effective Date (other than an action or proceedings relating to a breach of this Agreement). However, for any applications or proceedings relating to the Patent Assets, including pending, issued and lapsed Patent Assets that are reasonably revivable as of the Effective Date, Seller agrees to use all reasonable efforts to cooperate with Buyer in (i) prosecuting such pending applications or proceedings, (ii) maintaining as granted such issued patents, and (iii) reviving lapsed Patent Assets within available time periods for paying previously due payment of routine fees, at the expense of Buyer, provided all such expenses will be reasonable and will be submitted to Buyer for pre-approval in writing. Additionally, Seller agrees to pay any expenses related to registration and obtaining the patent right for Patent Assets (e.g. registration fee), maintenance fees, and/or annuity fees payable and/or due up to and including the Effective date and through sixty (60) days beyond the Effective Date; and Buyer agrees to reimburse Seller for all such fees paid by Seller after the Effective Date for fees that are first due after the Effective Date. Such cooperation includes signing lawful papers and performing other lawful acts which Buyer may request to further the prosecution of any of such pending applications or proceedings. Within six (6) months after the Payment Date, Seller will provide all material and documents related to prosecution of the Patent Assets which are in the actual possession of Seller and/or its external counsels and attorneys, including but not limited to all file histories of all cases of the Patent Assets, including any interim but now-abandoned, lapsed or otherwise superseded applications or patents. Buyer and Seller agree to discuss the appropriate handling of costs of transfer of actual case files. Seller also has already provided and/or will provide within six (6) months after the Payment Date, declarations to standards bodies, existing claim charts, and available technical reports relating to the Patent Assets.

7.2	Further Cooperation. Upon Buyer’s request, with reasonable notice given, and without additional consideration, Seller shall execute any further papers and documents and do such other acts as may be necessary and proper to vest full title in and to the Patent Assets in Buyer, provided that all costs, including but not limited to attorneys’ fees, translation fees and patent office fees in any jurisdiction, shall be borne by Buyer. Seller shall assist Buyer, and any successor, in every proper way to secure Buyer’s rights in the Patent Assets in any and all countries, including the disclosure to Buyer of all pertinent information and data with respect thereto (including prior to Payment Date a) the contact information for the patent attorney’s office used by Seller as of the Effective Date for each Patent Assets used for each Patent Asset in each country, and b) a complete docket list of all pending cases, upcoming required responses to office actions and any required fees), the execution of all applications, specifications, oaths, assignments and all other instruments which Buyer shall reasonably deem necessary in order to apply for and obtain such rights and in order to assign and convey to Buyer, its successors, assigns, and nominees the sole and exclusive right, title and interest in and to the Patent Assets, provided that all costs, including but not limited to attorneys’ fees, translation fees and patent office fees in any jurisdiction, shall be borne by Buyer.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

17

CONFIDENTIAL TREATMENT REQUESTED

SECTION 8

OTHER COVENANTS OF BUYER

8.1	Patent Licensing and Assertions. Buyer agrees that it shall use its commercially reasonable efforts to minimize any participation by Seller in any activities relating to Buyer’s defense, enforcement or licensing of any Patent Assets, except as otherwise provided in this Agreement. Buyer, on behalf of itself, its Affiliates, and their successors and assigns, shall reimburse Seller for Seller’s reasonable costs and expenses (including employee time and attorney’s fees) arising from any such participation actually required of Seller. This reimbursement does not extend to any other costs or damages of any kind. It is Buyer’s general intent that in its commercial activities for licensing the Patent Assets, Buyer will use reasonable efforts, under Buyer’s sound judgment, to generally attempt to first negotiate with such potential licensees or potential purchasers prior to commencing any engaged legal action against such potential licensees or purchasers.

8.2	Fees and Other Actions.
(a)	Any cost of any patent office proceedings taken on and after Effective Date by Buyer, and any and all other costs regarding the Patent Assets and the cost of recording the transfer of the Patent Assets, including any maintenance fees, annuities, renewal fees, issue fees and the like that first become due after the Effective Date on the Patent Assets shall be borne solely by Buyer. Buyer shall reimburse Seller for any maintenance fees, annuities and other patent office fees, if any, that first become due for any of the Patent Assets after the Effective Date and are paid by Seller.

(b)	Buyer after the Effective Date may elect to abandon any pending application or issued patent that is part of the Patent Assets. Should Buyer elect to abandon any such application or patent subject to the Encumbrances/Prior Licenses of Section 8.3 (c), however, it shall give reasonable notice to Seller of its intention to do so at least sixty (60) days before the final deadline for the payment of any maintenance or other fee, or the submission of any office action or other communication to the any patent office that would have the effect of such abandonment.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

8.3	Continuation of Encumbrances/Prior Licenses.
(a)	Buyer, on behalf of itself, its Affiliates, and their successors and assigns, acknowledges and covenants that Buyer’s acquisition of the entire right, title, and interest in and to the Patent Assets pursuant to this Agreement is subject to any and all existing encumbrances, outstanding issues, options to acquire licenses, or any requirements imposed on Seller under agreements executed between Seller and any third party prior to Effective Date of this Agreement (hereinafter, referred to as “Encumbrances/Prior Licenses”), all of which shall run with the Patent Assets and shall remain in full force and effect in accordance with their terms in effect as of the Effective Date. Buyer shall require that any assignees, exclusive licensees, and other successors to any interests in the Patent Assets respect and comply with, and not interfere with, the Encumbrances/Prior Licenses and the terms hereof. For the avoidance of doubt, Encumbrances/Prior License includes any requirements imposed by SSO, or the like. Buyer, on behalf of itself and all of its direct and indirect successors and assigns, acknowledge and agrees that the Patent Assets are assigned subject to any and all SSO Commitments, and Buyer shall ensure that the Patent Assets (including any assignments, exclusive licenses, or other transfer of interest made by Buyer with respect to Patent Assets) are and remain subject to any and all SSO Commitments to the extent that, as of the Effective Date, Seller has made such SSO Commitments. Buyer, for itself, its Affiliates, and its and their successors and assigns, agrees not to challenge the validity and enforceability of such Encumbrances/Prior Licenses on the grounds that Buyer, its Affiliates, or its or their successors or assigns had no notice of or were otherwise unaware of such Encumbrances/Prior Licenses.

(b)	Without limitation of the generality of this Section 8.3 (a), Seller hereby notifies Buyer, in accordance with the *, between * (as successor to *) (“*”), one of Seller’s Affiliates, and *, as amended (hereinafter referred to as “*”), that certain of the Patent Assets are subject to a * under the *. Buyer acknowledges and agrees that the Patent Assets (together with all future divisions, reissues, renewals, continuations, and continuations in part of the Patent Assets, if any, owned by Buyer or which Buyer has the right to license) remain subject to, and Buyer is bound by, the following provisions (excerpts of which provisions, and the definitions of certain related capitalized terms, are set forth in the attached Appendix E): (i) the * against *and * in clause (a) of Section 8.1.1.1 and in Section 8.1.2 of the *, (ii) the obligations to *and * to * or * in Sections 8.1.1.2 and 8.1.1.4 through 8.1.8 of the * (subject to the terms set forth in Section 4.4 of the related *), and (iii) the terms of Section 8.3.1 of the *, with respect to such Patent Assets (including all future *, *, *, *, and * in part thereof, if any, owned by Buyer or which Buyer has the *), as if the name of Buyer were substituted for * throughout Section 8 of the * (including Sections 8.1.4, 8.1.5, 8.1.6, 8.1.7, and 8.1.8) and as if all references to * meant, instead, Buyer and each Person Controlling, Controlled by, or under common Control with Buyer (but, in each case, solely with respect to such Patent Assets and all future divisions, reissues, renewals continuations, and continuations in part thereof, if any, owned by Buyer or which Buyer has the right to license).

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

(c)	Without limitation of the generality of Section 8.3 (a), Seller hereby notifies Buyer that certain of the Patent Assets (listed in Appendix F) are subject to a patent licensing pool administered by SiproLAB Telecom (“SiproLAB Patents”), and have been already licensed (“SiproLAB License(s)”) to certain licensees (“Prior SiproLAB Licensees”). Buyer acknowledges and agrees that the SiproLAB Patents (together with all future divisions, reissues, renewals, continuations and continuation in part of the SiproLAB Patents, if any, owned by Buyer or which Buyer has the right to license) remain subject to, and Buyer is bound by, such Prior SiproLAB Licenses including any renewal term thereof.

(d)	Without limitation of the generality of Section 8.3 (a), Seller hereby notifies Buyer, that certain of the Patent Assets may be subject to existing licenses (“Prior Renewable Licenses”), whereby the licensees for such Prior Renewable Licenses (“Renewing Licensees”) have the right to renew their Prior Renewable License and retain rights to the applicable patents, even after sale by Seller to Buyer. Buyer acknowledges and agrees that the such applicable patents (together with all future divisions, reissues, renewals, continuations, and continuations of such applicable Patents, if any, owned by Buyer or which Buyer has the right to license) remain subject to, and Buyer is bound by, such Prior Renewable Licenses, in particular Seller’s obligation to provide future renewals of such licenses to such applicable Patents to such Renewing Licensees, as governed by each such Prior Renewable License in existence as of the Effective Date, if any.

(e)	At Seller’s request, Buyer shall execute any documents and instruments, and take any lawful actions, that, in each case, may be reasonably necessary to record or perfect the reserved rights of Seller and its Affiliates and any licensees or other beneficiaries of the Encumbrances/Prior Licenses. Any acts undertaken by Buyer solely under this Section 8.3 (e) shall be at Seller’s expense.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

20

CONFIDENTIAL TREATMENT REQUESTED

8.4	Continuation of Grant-Back relating to Subsequent Transfer. Buyer may sell, assign, transfer, convey, enforce, license, and/or otherwise exploit its right, title or interest in and to the Patent Assets subject to Buyer’s obligations set forth in this Agreement, including any Encumbrances/Prior Licenses described in Section 8.3 hereof. In no event may Buyer sell, assign, transfer and/or convey any right, title or interest in and to the Patent Assets to any third party except as provided in this Section 8.4. Any rights in the Patent Assets assigned by Buyer to its successors, assigns or exclusive licensees (collectively, the “Transferees”) after the Effective Date of this Agreement, whether by sale, license, assignment or other instrument, shall be by their express terms subject to (a) any Encumbrances/Prior Licenses described in Section 8.3, and (b) the Grant-Back and reservation of rights to royalties under Section 2.5 (collectively, the Encumbrances/Prior Licenses and the Grant-Back, “Continuing Licenses”). Buyer agrees and covenants that (i) the Grant-Back shall be binding on any successors, assigns, or purchasers of Buyer, and/or of the Patent Assets (including any successors or assigns or subsequent purchasers of Transferees), (ii) any successors, assigns, or purchasers of Buyer and/or of the Patent Assets (including any successors or assigns or subsequent purchasers of Transferees) shall assume in writing all rights and obligations of Buyer under this Agreement, and (iii) the Continuing Licenses in accordance with their terms. Buyer further agrees to ensure that Seller and its Affiliates are designated as third party beneficiaries with respect to said obligations (including the Continuing Licenses) in all subsequent transfers of rights and assignments affecting any Patent Assets.

SECTION 9

MISCELLANEOUS

9.1	Confidential Information. The Parties consider the terms of this Agreement to be strictly confidential. Neither Party shall disclose the terms of this Agreement to any third Person (excluding the Affiliate of a Party) except: (i) to legal counsel; (ii) to auditors; (iii) to the extent, if any, required by law; (iv) in accordance with the terms of a protective order duly entered in a legal or administrative proceeding; (v) as required by any Governmental Entity; or (vi) contractors and/or investors under a non-disclosure agreement with terms of similar in scope to this Section 9.1; or (vii) with the prior written consent of Buyer and Seller (such consent not to be unreasonably withheld); provided, however that Buyer may publicly file, in its sole discretion, Appendix B or any other instrument of transfer of the Patent Assets with relevant Governmental Entities and for the purpose of enforcing this Agreement. For the avoidance of doubt, the existence and terms of the Encumbrances/Prior Licenses shall be deemed confidential information of Seller and shall not be used or disclosed to third parties by Buyer, other than to its own legal counsel and contractors as provided above, for any purpose whatsoever. If a Party is required to disclose this Agreement or the terms hereof pursuant to a subpoena or other legal mandate, it shall immediately give the other Party notice thereof and cooperate with such other Party in contesting or limiting such subpoena or legal mandate. The Party shall not advertise, publish, or disclose the existence of this Agreement without the prior consent of the other Party. Such consent would not be unreasonably withheld. In addition, the Parties also be bound by the MUTUAL NON-DISCLOSURE AGREEMENT having an effective date of January 24, 2013 and have also entered into a written COMMON INTEREST AGREEMENT having an effective date of the Effective Date.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

21

CONFIDENTIAL TREATMENT REQUESTED

9.2	Limitation of Liability. TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW AND IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL PUNITIVE, MORAL, OR CONSEQUENTIAL DAMAGES WHATSOEVER PURSUANT TO OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION AND FOR THE AVOIDANCE OF DOUBT, NEGLIGENCE OR BREACH OF STATUTORY DUTY), WARRANTY, OR OTHERWISE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMITATIONS SET FORTH IN THIS SECTION WILL APPLY EVEN IF THE REMEDIES PROVIDED FOR IN THE AGREEMENT COMPLETELY FAIL OF THEIR ESSENTIAL PURPOSE.

9.3	Notices. All notices under this Agreement shall be in writing, specifically refer to this Agreement, and be delivered in person or sent by international carrier or overnight mail, or by other means providing proof of delivery, to the Parties at their respective addresses set forth below, or to any other address of which a Party notifies the other. Other communications under this Agreement may be made by any of the foregoing means as well as electronic mail to an e-mail address designated by a Party. All notices shall be deemed to be effective on the date of actual receipt or five days after transmission as provided above, whichever is sooner.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

22

CONFIDENTIAL TREATMENT REQUESTED

IF TO SELLER:	IF TO BUYER:
Panasonic Corporation Intellectual Property Center	Inventergy, Inc. 19925 Stevens Creek Blvd
2-1-61 Shiromi, Chuo-ku, Osaka City	Suite 100
540-6208, Japan	Cupertino, CA 95014, USA
Attention: General Manager, Licensing Group	Attention: Joe Beyers Chairman & CEO
Email: *	Email: joe@inventergy.com

9.4	Assignment of this Agreement. Parties shall not assign this Agreement or any of its rights or obligations hereunder, except to an Affiliate of the respective Party, without the prior written consent of the other Party, and any other assignment or attempted assignment of this Agreement or any part thereof by a Party without the prior written consent of the other Party shall be void. If Party intends to assign this Agreement or any of its rights or obligations hereunder to its Affiliate, such Party shall provide a prior written notice to the other Party for such assignment not later than thirty (30) days before the assignment date. This Agreement is binding upon and inures to the benefit of successors and permitted assigns of the Parties. Except as expressly provided in this Agreement, for clarity, nothing in this Agreement shall in any way limit the sale, transfer, licensing, or other exploitation of the Patent Assets by Buyer or any of Buyer’s successors or assigns or purchasers of the Patent Assets.

9.5	Drafted Jointly. Each of the Parties and their respective counsel has participated in the negotiation and drafting of this Agreement, and have had an opportunity to review this Agreement. In the event that any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties and no rule of construction, presumption or burden of proof shall arise favoring one Party concerning the interpretation of ambiguous provisions or otherwise by virtue of one Party’s presumed authorship of this Agreement or any provision hereof.

9.6	Entire Agreement, Amendment. This Agreement, including all attachments, constitutes the complete and final agreement between the Parties, and supersedes all prior and contemporaneous negotiations and agreements between the Parties concerning its subject matter. This Agreement may not be altered, modified or waived in whole or in part, except in writing, signed by duly authorized representatives of the Parties. The interpretation of this Agreement may not be explained or supplemented by any course of dealing or performance, or by usage of trade.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

23

CONFIDENTIAL TREATMENT REQUESTED

9.7	English Language. This Agreement is made in English and as such the original English version of this Agreement shall prevail and govern any translation or retranslation. The titles and headings used in this Agreement are intended as a convenience only, and shall not affect the interpretation of its provisions.

9.8	Relationship of the Parties. The Parties are separate and independent legal entities. Nothing in this Agreement shall constitute a partnership nor make either Party the agent or representative of the other. Neither Party has the authority to bind the other or to incur any liability on behalf of the other, nor to direct the employees of the other. Neither Party shall hold itself out contrary to the terms of this paragraph. Neither Party shall be liable for the representations, acts, or omissions of the other Party contrary to the terms of this Agreement.

9.9	Jurisdiction, Venue and Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws, but not the choice of law rules, of the State of California and the applicable federal laws of the United States.

9.10	Dispute Resolution. The Parties shall make best efforts to settle amicably and promptly by mutual consent of the Parties, any dispute, claim or controversy arising out of or relating to this Agreement or the breach, enforcement, interpretation or validity thereof. If such dispute, claim or controversy cannot be settled between the Parties within ninety (90) days after the occurrence of such dispute, claim or controversy, they shall be, at the request of either Party, finally settled by binding arbitration before one arbitrator in Osaka, Japan pursuant to the Commercial Arbitration Rules of The Japan Commercial Arbitration Association if Buyer requests the arbitration, or in San Francisco, California pursuant to the Commercial Arbitration Rules of the American Arbitration Association if Seller requests the arbitration. The award rendered by the arbitration arbitrator shall be final and binding upon both Parties. Judgment on the award may be entered in any court having jurisdiction. This Section 9.10 shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. If Seller prevails in any such arbitration for any damages of owed Guaranteed Payments or Net Revenue Share, Buyer will pay and be responsible for all Seller’s reasonable attorneys’ fees and costs of arbitration.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

24

CONFIDENTIAL TREATMENT REQUESTED

9.11	Severability. If any provision of this Agreement is found or held to be unenforceable or invalid, the provision shall be severed and the remainder of this Agreement shall be valid and enforceable. The Parties shall negotiate in good faith a substitute provision that most nearly affect the Parties’ intent.

9.12	Waiver. No waiver of any term or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be a further or continuing waiver of that term or condition or a waiver of any other term or condition.

9.13	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute on and the same agreement.

9.14	No Use for Weapons. Buyer shall not practice the Patent Assets for Purpose Related to Weapons. For the purpose of this Agreement, “Purpose Related to Weapons” means the design, development, manufacture or use of any weapons, including without limitation, nuclear weapons, biological weapons, chemical weapons and missiles and land mines.

9.15	Standstill Agreement. Seller agrees, until the Payment Date, not to solicit or encourage inquiries or proposals, either directly or indirectly, furnish any information relating to or participate in any negotiations or discussions concerning or enter in any transaction for any acquisition or purchase of any of the Patent Assets with any potential buyers (this Section 9.15 termed as the “Standstill Agreement”). Seller agrees to cause its Affiliates, officers, directors, employees, brokers, intermediaries and agents to conform to the terms of such Standstill Agreement.

[The remainder of this page has been intentionally left blank. Signature page follows.]

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

25

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate by its duly authorized representative.

	Panasonic Corporation		Inventergy, Inc.

By:		By:

	(Signature)		(Signature)

Name:	Mamoru Yoshida	Name:	Joseph W. Beyers

Title:	Managing Director, Member of the Board	Title:	Chariman & CEO

Date:		Date:

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

26

CONFIDENTIAL TREATMENT REQUESTED

Appendix A - Appendix Patents

Subtotal	101

Internal Family ID	Publication Number	Patent Status

Inv-01	US6726297	Granted
Inv-03	US8009549	Granted
Inv-04	US8416810	Granted
Inv-08	US7646702	Granted
Inv-08	US8238226	Granted
Inv-09	US7593317	Granted
Inv-15	US7929627	Granted
Inv-16	US7826557	Granted
Inv-21	US7792084	Granted
Inv-23	US8064393	Granted
Inv-26	US20120314645	Pending
Inv-26	US8270332	Granted
Pana-01	US6366763	Granted
Pana-01	US6370359	Granted
Pana-01	US6381445	Granted
Pana-01	US6400929	Granted
Pana-01	US6487394	Granted
Pana-01	US6505035	Granted
Pana-01	US6597894	Granted
Pana-01	US6611676	Granted
Pana-01	US6973289	Granted
Pana-01	US7636551	Granted
Pana-02	US6637001	Granted
Pana-02	US20050002477	lapsed
Pana-03	US6813323	Granted
Pana-03	US20050219071	lapsed
Pana-04	US6734810	Granted
Pana-04	US6922159	Granted
Pana-04	US6940428	Granted
Pana-05	US6069884	Granted
Pana-06	US6119004	Granted
Pana-07	US6069924	Granted

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

27

CONFIDENTIAL TREATMENT REQUESTED

Pana-08	US20040048578	lapsed
Pana-08	US6636723	Granted
Pana-09	US6628630	Granted
Pana-10	US6404778	Granted
Pana-11	US6611509	Granted
Pana-11	US6807162	Granted
Pana-11	US6973065	Granted
Pana-11	US7778224	Granted
Pana-12	US6765894	Granted
Pana-12	US7656844	Granted
Pana-12	US8437316	Granted
Pana-13	US6839335	Granted
Pana-14	US7072416	Granted
Pana-14	US7760815	Granted
Pana-15	US6868056	Granted
Pana-16	US6944208	Granted
Pana-17	US6781973	Granted
Pana-18	US7145886	Granted
Pana-19	US6847828	Granted
Pana-19	US7386321	Granted
Pana-20	US7266118	Granted
Pana-21	US7133379	Granted
Pana-22	US6876870	Lapsed
Pana-22	US7392019	Granted
Pana-23	US7339949	Granted
Pana-24	US7702025	Granted
Pana-25	US7460502	Granted
Pana-26	US7269774	Granted
Pana-27	US7385934	Granted
Pana-28	US7114121	Granted
Pana-29	US7162206	Granted
Pana-30	US7746762	Granted
Pana-31	US7693140	Granted
Pana-32	US20080020802	lapsed
Pana-32	US7299027	Granted

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

28

CONFIDENTIAL TREATMENT REQUESTED

Pana-33	US20070255993	Pending
Pana-33	US20120230257	lapsed
Pana-33	US20120263250	lapsed
Pana-33	US20120287775	lapsed
Pana-34	US7251469	lapsed
Pana-34	US7764711	Granted
Pana-35	US20070254715	Pending
Pana-35	US8086270	Granted
Pana-36	US7848439	Granted
Pana-37	US8175604	Granted
Pana-38	US7860184	Granted
Pana-39	US8073070	Granted
Pana-40	US8249132	Granted
Pana-41	US20090116434	Pending
Pana-42	US8218681	Granted
Pana-43	US8249178	Granted
Pana-44	US5583851	Granted
Pana-45	US5873027	Granted
Pana-45	US6336040	Granted
Pana-46	US5757870	Granted
Pana-46	US5818869	Granted
Pana-46	US7136367	lapsed
Pana-47	US6175558	Granted
Pana-47	US6301237	Granted
Pana-47	US6529492	Granted
Pana-47	US6370131	Granted
Pana-47	US6584088	Granted
Pana-47	US6549526	Granted
Pana-47	USRE41444	Granted
Pana-48	US6295301	Granted
Pana-48	US6697384	Granted
Pana-49	US20030007472	lapsed
Pana-49	US6466563	Granted
Pana-50	US7535864	Granted
Pana-50	US6370134	Granted

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

29

CONFIDENTIAL TREATMENT REQUESTED

Pana-50	US7035233	Granted
WCDMA (pool) 01	US5677929	lapsed
WCDMA (pool) 01	USRE37420	Granted
WCDMA (pool) 01	USRE39954	Granted
WCDMA (pool) 01	US20030087644	lapsed
WCDMA (pool) 01	US20060121930	lapsed
WCDMA (pool) 01	US20080261545	lapsed
WCDMA (pool) 07	US6738646	Granted
WCDMA (pool) 07	US7460880	Granted
WCDMA (pool) 07	US7761113	Granted
WCDMA (pool) 09	US6760590	Granted
WCDMA (pool) 09	US6799053	Granted
WCDMA (pool) 09	US7206587	Granted

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

30

CONFIDENTIAL TREATMENT REQUESTED

Appendix B – Transfer Documents

Panasonic Corporation, a Japanese corporation having its principal place of business at 1006, Oaza Kadoma, Kadoma-shi, Osaka 571-8501, Japan (“Assignor”), hereby irrevocably assigns to Inventergy, Inc., a Delaware corporation with a business address at 19925 Stevens Creek Boulevard, Suite 100, Cupertino, California 95014, USA (“Assignee”), as of the date set forth below, the entire Assignor’s right, title, and interest in and to (a) all US patents as listed in Appendix A (“Appendix Patents”), and (b) all of their related families, including all counterpart patents and applications in any geography or jurisdiction, pending applications and lapsed or otherwise abandoned patents or patent applications which: (i) claim priority to the Appendix Patents, (ii) to which the Appendix Patents claimed priority (“Priority Patents”), or (iii) which claim priority to the Priority Patents (collectively, (a) and (b) are the “Patent Assets”), and any patents or patent applications subject to any terminal disclaimer with regard to such patents and/or patent applications, and all causes of action, rights, and remedies arising under any such Patent Assets prior to, on or after the Effective Date of this Agreement and all claims for damages by reason of past, present or future infringement or other unauthorized use of such Patent Assets with the right to sue for and collect such damages.

Assignor also hereby authorizes the respective patent office of governmental agency in each jurisdiction to issue any and all patents or certificates of invention which may be granted upon any of the Patent Assets in the name of Assignee, as the assignee to the entire interest therein.

The terms and conditions of this assignment shall inure to the benefit of Assignee, its successors, assigns, and other legal representatives, and shall be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF, Assignor have caused their duly authorized representatives to execute this Assignment.

ASSIGNOR

Panasonic Corporation

By:

Name:

Title:

Date:

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

31

CONFIDENTIAL TREATMENT REQUESTED

Appendix C – List of Patents

Subtotal	3

Internal Family ID	Publication Number	Patent Status

Pana-47	USRE41444	Granted
WCDMA (pool) 01	USRE37420	Granted
WCDMA (pool) 01	USRE39954	Granted

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

32

CONFIDENTIAL TREATMENT REQUESTED

Appendix D – List of Entity Names

Category	Company Name
*	*
*
*
*	*
*
*
*
*
*
*
*
*
*	*
*
*
*
*
*
*
*
*	*
*
*
*
*
*
*
*
*
*
*

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

33

CONFIDENTIAL TREATMENT REQUESTED

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

34

CONFIDENTIAL TREATMENT REQUESTED

Appendix E –

*

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

35

CONFIDENTIAL TREATMENT REQUESTED

Appendix F – SiproLAB Patents

Any Patent Assets listed in the website of SiproLAB Telecom now available at: [http://www.sipro.com/LicensedPatents-W-CDMA.html]

* The URL of the website listing SiproLAB Patents stated above may be changed from time to time.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

36